Exhibit 31.3

CERTIFICATION PURSUANT TO RULE 13a-14(a) UNDER

THE SECURITIES EXCHANGE ACT OF 1934, AS ADOPTED PURSUANT TO

SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, T. Gaylon Layfield, III, certify that:

1.	I have reviewed this report on Form 10-K/A of Xenith Bankshares, Inc.; and

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

May 1, 2017	/s/ T. Gaylon Layfield, III
T. Gaylon Layfield, III
Chief Executive Officer
(Principal Executive Officer)

22